UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  May 19, 2015

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53981                                      20-8610073

(Commission File Number)                            (IRS Employer Identification No.)

101 W. Renner Rd., Suite 280

Richardson, TX                                   75082

(Address of principal executive offices)                         (Zip Code)

(800) 378-2297

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sale of Equity Securities.

The information provided under Item 5.02 regarding the unregistered sale of equity securities is incorporated herein by reference.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 19, 2015, Dennis G. Schmal was appointed to the Board of Directors of Blue Calypso, Inc. (the “Company”). Mr. Schmal was also appointed to the Company’s audit committee and will serve as the Chair of the audit committee. There were no arrangements or understandings between Mr. Schmal and the Company pursuant to which he was selected as a director.

Mr. Schmal has served as a member of the Board of Directors and as chair of the audit committee of Merriman Holdings, Inc. since August 2003. Mr. Schmal has also served as a member of Merriman Holding’s compensation committee since March 2007 and has served on the nominations and corporate governance committee since September 2005. From February 1972 to April 1999, Mr. Schmal served as a partner in the audit practice at Arthur Andersen LLP. As a senior business advisor with special focus in finance, he has extensive knowledge of financial reporting and holds a CPA license (retired). Besides serving as chairman of the board of a private company, Mr. Schmal also serves on the board of directors of Owens Realty Mortgage Inc., a public REIT, since 2011, and on the boards of three investment complexes overseeing public investment funds (AssetMark Mutual Funds, since 2006, Well Fargo Hedge Funds, since 2008, and Cambria ETF Series Trust, since 2011). Mr. Schmal also served on the boards of a family of ETF’s sponsored by Grail Advisors and for Varian Semiconductor Equipment Associates, Inc. (VSEA), a public company, until both were sold during 2011. Mr. Schmal attended California State University, Fresno where he received a Bachelor of Science degree with honors in Business Administration- Finance and Accounting Option.

In connection with his appointment to the Company’s Board of Directors, Mr. Schmal was granted options to purchase 1,000,000 shares of the Company’s common stock at an exercise price equal to $0.14 per share. The options vest pro rata quarterly over a term of three years.

Item 8.01

Other Events.

On May 21, 2015, the Company issued a press release announcing the appointment of Mr. Schmal to the Board of Directors, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release dated May 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  May 21, 2015

By: /s/ Andrew Levi

       Andrew Levi

Chief Executive Officer

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